UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2017

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2017, the board of directors of Kimbell Royalty GP, LLC (the “General Partner”), the general partner of Kimbell Royalty Partners, LP, appointed Matthew S. Daly as the Chief Operating Officer of the General Partner, effective immediately.

Mr. Daly, age 44, previously served as the Senior Vice President—Corporate Development of the General Partner since September 2016. Prior to then, Mr. Daly served as the Senior Vice President—Corporate Development of Rivercrest Royalties, LLC beginning in August of 2016. From 2014 to 2016, Mr. Daly served as Senior Analyst—Energy at Hirzel Capital Management LLC, a Dallas-based hedge fund, where he managed public energy investments. From 2004 to 2013, he served as Senior Analyst—Energy at Kleinheinz Capital Partners, Inc., where he managed public and private energy investments and assisted with macro hedging trades. From 2002 to 2004, Mr. Daly was a Vice President—Mergers and Acquisitions at Lazard Frères & Co. in New York City.

Mr. Daly holds a bachelor’s degree in Business Administration from the University of Texas at Austin and a Master of Business Administration from the University of Chicago Booth School of Business. Mr. Daly is also a certified public accountant.

Mr. Daly was not appointed pursuant to any arrangement or understanding with any other person, and there are no transactions with Mr. Daly that would be reportable under Item 404(a) of Regulation S-K. In connection with Mr. Daly’s appointment as Chief Operating Officer, no change is being made to Mr. Daly’s compensation arrangements with the General Partner.

Item 9.01              Financial Statements and Exhibits.

(d)          Exhibits.

Number	Description
99.1	News release issued by Kimbell Royalty Partners, LP dated May 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

	By:	Kimbell Royalty GP, LLC,
its general partner

	By:	/s/ R. Davis Ravnaas
R. Davis Ravnaas
President and Chief Financial Officer

Date: May 17, 2017

INDEX TO EXHIBITS

Number	Description
99.1	News release issued by Kimbell Royalty Partners, LP dated May 17, 2017.